EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350

Solely for the purpose of complying with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned President and Chief Executive Officer of Nicholas Financial, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Marohn
Douglas Marohn
President and Chief Executive Officer
(Principal Executive Officer)

Dated: February 14, 2019